SECURITY AGREEMENT


      SECURITY AGREEMENT (this "Agreement"), dated as of March 31, 2006, by and among The Jackson Rivers Group, a Florida corporation ("Company"), and the secured parties signatory hereto and their respective endorsees, transferees and assigns (collectively, the "Secured Party").

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Securities Purchase Agreement, dated the date hereof, between Company and the Secured Party (the "Purchase Agreement"), Company has agreed to issue to the Secured Party and the Secured Party has agreed to purchase from Company certain of Company's 6% Callable Secured Convertible Notes, due three years from the date of issue (the "Notes"), which are convertible into shares of Company's Common Stock, par value $.00001 per share (the "Common Stock"). In connection therewith, Company shall issue the Secured Party certain Common Stock purchase warrants (the "Warrants"); and

      WHEREAS, in order to induce the Secured Party to purchase the Notes, Company has agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant to it a first priority security interest in certain property of Company to secure the prompt payment, performance and discharge in full of all of Company's obligations under the Notes and exercise and discharge in full of Company's obligations under the Warrants.

      NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "general intangibles" and "proceeds") shall have the respective meanings given such terms in Article 9 of the UCC.

            (a) "Collateral" means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

            (i) All Goods of the Company, including, without limitations, all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Company's businesses and all improvements thereto (collectively, the "Equipment"); and

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            (ii) All Inventory of the Company; and

            (iii) All of the Company's contract rights and general intangibles, including, without limitation, all partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, deposit accounts, and income tax refunds (collectively, the "General Intangibles"); and

            (iv) All Receivables of the Company including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

            (v) All of the Company's documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(iv) above.

            Notwithstanding the foregoing, the Collateral shall not include (I) any and all of the following assets (the "Deemed Excluded Assets"), unless the Company provides written notice to the Secured Parties that any such Deemed Excluded Asset should be included in the
            Collateral: (a) any rights under contracts, leases or intellectual property rights if the terms of such contract, lease or intellectual property right, or the terms of any right granted by the Company with respect thereto, prohibit the collateral assignment or granting of a security interest in the Company's right in the same; or (b) any restricted cash or cash equivalents or any certificates of deposit, whether now owned by the Company or hereafter acquired, that secure the Company's obligations with respect to letters of credit, performance or surety bonds or similar obligations; (II) any asset (an "Optional Excluded Asset", together with the Deemed Excluded Assets, the "Excluded Assets"), for which the Company has provided a written notice of exclusion (a "Notice of Exclusion"), specifically identifying the asset (or class of assets) and stating that it is excluded from the meaning of Collateral under this Agreement; provided that the Company shall only be entitled to deliver a Notice of Exclusion if the Optional Excluded Asset is to be used as collateral to secure obligations of the Company to other parties in connection with bona fide commercial or financing transactions with such a third party; and provided, further, that after giving effect to such Notice of Exclusion, the total book value of the Collateral securing the Secured Obligations pursuant to this Agreement, less the total aggregate principal amount of all secured indebtedness of the Company for money borrowed (excluding the Secured Obligations) which is secured by the Collateral, in each case determined in accordance with generally accepted accounting procedures, would exceed the then-outstanding principal amount of the Notes; or (III) any proceeds of any Excluded Asset.

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            (b) "Company" shall mean, collectively, Company and all of the subsidiaries of Company, a list of which is contained in Schedule A, attached hereto.

            (c) "Obligations" means all of the Company's obligations under this Agreement and the Notes, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

            (d) "UCC" means the Uniform Commercial Code, as currently in effect in the State of New York.

      2. Grant of Security Interest. As an inducement for the Secured Party to purchase the Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Party, a continuing security interest in, a continuing first lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent permitted by law, all of the Company's right, title and interest of whatsoever kind and nature in and to the Collateral (other than the Excluded Assets), subject to any current UCC-1 on file for the assets on the Company's subsidiary (the "Security Interest").

      3. Representations, Warranties, Covenants and Agreements of the Company. The Company represents and warrants to, and covenants and agrees with, the Secured Party as follows:

            (a) The Company has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally.

            (b) The Company represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto;

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            (c) The Company is the sole owner of the Collateral (except for non-exclusive licenses granted by the Company in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral, except as set forth on Schedule C. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral, except as set forth on Schedule C. So long as this Agreement shall be in effect, the Company shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement), except as set forth on Schedule C.

            (d) No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or the Company's use of any Collateral violates the rights of any third party. There has been no adverse decision to the Company's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Company, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

            (e) The Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing first priority liens in the Collateral.

            (f) This Agreement creates in favor of the Secured Party a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral. Except for the filing of financing statements on Form-1 under the UCC with the jurisdictions indicated on Schedule B, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Company of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Company or (ii) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder.

            (g) On the date of execution of this Agreement, the Company will deliver to the Secured Party one or more executed UCC financing statements on Form-1 with respect to the Security Interest for filing with the jurisdictions indicated on Schedule B, attached hereto and in such other jurisdictions as may be requested by the Secured Party.

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            (h) Except as set forth on Schedule C, the execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Company is a party or by which the Company is bound. No consent (including, without limitation, from stock holders or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder.

            (i) The Company shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall terminate pursuant to
Section 11. The Company hereby agrees to defend the same against any and all persons. The Company shall safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, the Company will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Company shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

            (j) (i) The Company will not transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted and sales made by the Company in the ordinary course of business), sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party.
(ii) The Secured Parties each agree that nothing set forth herein is intended or shall be construed to prohibit or limit in any way the right and ability of the Company (i) to sell, assign, transfer, license, sublease or otherwise dispose of, or grant any option or other interest or right with respect to, any of the Collateral (other than dividends to the Company's stockholders that are prohibited under the terms of the Notes), (ii) to grant, create or suffer to exist any Lien, charge or security interest upon or with respect to any of the Collateral; (iii) to amend, modify or replace any contracts included in the Collateral or to waive any rights thereunder, or (iv) other than as expressly set forth herein, to enter into any other transactions with respect to the Collateral, and the consent of the Secured Parties shall not be required for any of the foregoing. Notwithstanding the foregoing, the Company may not sell, assign, transfer or otherwise dispose of any Collateral having a book value (i) in excess of $50,000 in a single transaction or series of related transactions or (ii) in excess of $200,000 in the aggregate during the term of the Notes, unless either (x) the proceeds thereof shall constitute Collateral in which the Secured Parties shall have a valid and perfected security interest; (y) the Company applies the proceeds thereof to repay indebtedness that is secured by a Lien which is senior to the Secured Parties' security interest in the Collateral, or (z) after giving effect to such sale, assignment, transfer or other disposition, the total book value of the Collateral securing the Secured Obligations pursuant to this Agreement, less the total aggregate principal amount of all secured indebtedness of the Company for money borrowed (excluding the Secured Obligations) which is secured by the Collateral, in each case determined in accordance with generally accepted accounting principles, would exceed the then-outstanding principal amount of the Notes.

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            (k) The Company shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

            (l) The Company shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party's security interest therein.

            (m) The Company shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral including, without limitation, the execution and delivery of a separate security agreement with respect to the Company's intellectual property ("Intellectual Property Security Agreement") in which the Secured Party has been granted a security interest hereunder, substantially in a form acceptable to the Secured Party, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

            (n) The Company shall permit the Secured Party and its representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Party from time to time.

            (o) The Company will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

            (p) The Company shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

            (q) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

            (r) Schedule A attached hereto contains a list of all of the subsidiaries of Company.

      4. Defaults. The following events shall be "Events of Default":

            (a) The occurrence of an Event of Default (as defined in the Notes) under the Notes;

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      t 12 (b) Any representation or warranty of the Company in this Agreement or in the Intellectual Property Security Agreement shall prove to have been incorrect in any material respect when made; and

            (c) The failure by the Company to observe or perform any of its obligations hereunder or in the Intellectual Property Security Agreement for ten
(10) days after receipt by the Company of notice of such failure from the Secured Party.

      5. Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, the Company shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligations.

      6. Rights and Remedies Upon Default. Upon occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Notes, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, the Secured Party shall have the following rights and powers:

            (a) The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Company shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Company's premises or elsewhere, and make available to the Secured Party, without rent, all of the Company's respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

            (b) The Secured Party shall have the right to operate the business of the Company using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Company or right of redemption of the Company, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Company, which are hereby waived and released.

            (c) The remedies provided in this Section 6 shall only be exercised or otherwise enforced with the written consent of Secured Parties holding at least 66-2/3% of the outstanding aggregate principal amount of the Secured Obligations ("Majority Secured Parties"). The Majority Secured Parties may appoint an agent (the "Agent") that, at the direction of Majority Secured Parties, shall have the right to exercise any right or remedy of the Secured Parties, on behalf of all Secured Parties, under this Agreement, including, without limitation, all rights and remedies of a secured party under the N.Y. Uniform Commercial Code. If an Agent is so appointed:

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            (i) At the direction of the Majority Secured Parties, the Agent shall proceed with the enforcement of the Secured Parties' rights against the Collateral for the benefit of the Secured Parties under the Notes. Any repossession, sale or distribution of proceeds of Collateral shall be accomplished as required by this Agreement, the Securities Purchase Agreement, the Registration Rights Agreement, the Notes and the Warrants (collectively the "Transaction Documents" and applicable law. The Agent is authorized to exercise all rights and remedies of the Secured Parties under the Transaction Documents, provided that, absent exigent circumstances where action is determined by the Agent to be necessary to protect Collateral, the Agent shall not proceed to enforce the Secured Parties' rights and remedies against the Collateral or the Company by foreclosure, judicial action or the like ("Enforcement Action"), unless and until directed to do so by the Majority Secured Parties. Unless the Agent shall request further guidance or consents, any direction by the Majority Secured Parties to begin Enforcement Action may merely state that the Agent shall begin enforcement, and need not specify the manner in which enforcement should proceed. Once the Agent receives an enforcement direction from the Majority Secured Parties, all decisions as to how to proceed to enforce the Secured Parties' rights and remedies, including, without limitation, the methods and timing of proceeding, may be made by the Agent in its good faith business judgment, with such consultation with the Secured Parties as the Agent in its sole discretion deems reasonable under the circumstances. In the event of one or more foreclosure sales, the Agent shall have the right to bid in the claim of each Secured Party on behalf of each Secured Party in respect of its respective Note.

            (ii) Unless consented to by all of the Secured Parties, no Secured Party shall, except through the Agent, collect, take possession of, foreclose upon, or exercise any rights or remedies with respect to the Collateral or the Company, judicially or non-judicially, in order to satisfy or collect any Secured Obligations or attempt to do any of the foregoing.

            (iii) If the Collateral is acquired by the Agent by foreclosure sale or otherwise, at the option of the Agent, title may be taken in the name of the Agent or in the name of a corporation affiliated with the Agent or other nominee designated by the Agent, in any case, for the ratable benefit of the Secured Parties subject to the terms of this Agreement. Although the Agent shall consult with the Secured Parties as to the general operation and disposition of any Collateral for which title has been acquired through foreclosure or otherwise, the consent of the Secured Parties shall not be required for matters and decisions by the Agent relating to the management, operation, or repair of the Collateral so acquired.

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            (iv) The costs of repossession, sale, possession and management
      (including, without limitation, any costs of holding any Collateral the title to which is acquired by the Agent on behalf of the Secured Parties), and distribution pursuant to this Section 6 (as further set forth herein) shall be an obligation of the Company, and to the extent the Company does not cover such costs, shall be borne Pro Rata by the Secured Parties until repaid by the Company. Each Secured Party shall reimburse the Agent for its Pro Rata share of all such costs promptly upon demand. Without limiting any obligations of one Secured Party to reimburse the Agent as contained herein, in the event of the Company's failure to pay taxes, assessments, insurance premiums, claims against the Collateral or any other amount required to be paid by the Company pursuant to any Transaction Documents, the Agent may (but shall not be obligated to) advance amounts necessary to pay the same, and each Secured Party agrees to reimburse the Agent promptly upon demand for its Pro Rata share of any such payments, provided Agent has advanced such amounts with the approval of the Majority Secured Parties. "Pro Rata"means, as to any Secured Party at any time, (a) with respect to the Secured Obligations, the percentage equivalent at such time of (i) such Secured Party's aggregate unpaid Secured Obligation amount under the Notes, divided by (ii) the combined aggregate unpaid Secured Obligation amount of all Notes of all Secured Parties.

      7. Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Company any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Company will be liable for the deficiency, together with interest thereon, at the rate of 15% per annum (the "Default Rate"), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

      8. Costs and Expenses. The Company agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Company will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Notes. Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Default Rate.



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      9. Responsibility for Collateral. The Company assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Company hereunder or under the Notes and the Warrants shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

      10. Security Interest Absolute. All rights of the Secured Party and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Notes, the Warrants or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes, the Warrants or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Company's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require the Secured Party to proceed against any other person or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

      11. Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Notes have been made in full and all other Obligations have been paid or discharged. Upon such termination, the Secured Party, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

      12. Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof,
(iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to the Company:                       The Jackson Rivers Group
                                         550 Greens Parkway, Suite 230
                                         Houston, TX 77067
                                         Attention:  Chief Executive Officer
                                         Telephone:  (619) 615-4242
                                         Facsimile:  (619) 615-4243

With a copy to:                          Spectrum Law Group, LLP
                                         1900 Main Street, Suite 125
                                         Irvine, CA 92614
                                         Attention:   Marc A. Indeglia, Esq.
                                         Telephone:  (949) 679-9545
                                         Facsimile:   (949) 851-5940


         If to the Secured Party:        AJW Partners, LLC
                                         AJW Offshore, Ltd.
                                         AJW Qualified Partners, LLC
                                         New Millennium Capital Partners II, LLC
                                         1044 Northern Boulevard
                                         Suite 302
                                         Roslyn, New York  11576
                                         Attention:  Corey Ribotsky
                                         Facsimile:  516-739-7115

         With a copy to:                 Ballard Spahr Andrews & Ingersoll, LLP
                                         1735 Market Street, 51st Floor
                                         Philadelphia, Pennsylvania  19103
                                         Attention:  Gerald J. Guarcini, Esq.
                                         Facsimile: 215-864-8999

      13. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party's rights and remedies hereunder.

      14. Miscellaneous.

            (a) No course of dealing between the Company and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (b) All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

            (c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by all the parties hereto.

            (d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

            (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

            (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

            (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

            (h) This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States Federal court sitting in Manhattan county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

            (i) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

            (j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.




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

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.


                                      THE JACKSON RIVERS GROUP



                                       By: _____________________________________
                                           Jeffrey Flannery
                                           Chief Executive Officer



                                       AJW PARTNERS, LLC
                                       By: SMS Group, LLC



                                       By: _____________________________________
                                           Corey S. Ribotsky
                                           Manager



                                       AJW OFFSHORE, LTD.
                                       By:  First Street Manager II, LLC



                                       By: _____________________________________
                                           Corey S. Ribotsky
                                           Manager


                                       AJW QUALIFIED PARTNERS, LLC
                                       By: AJW Manager, LLC


                                       By: _____________________________________
                                           Corey S. Ribotsky
                                           Manager


                                       NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                                       By:  First Street Manager II, LLC



                                       By: _____________________________________
                                           Corey S. Ribotsky
                                           Manager

                                   SCHEDULE A


Principal Place of Business of the Company:




Locations Where Collateral is Located or Stored:




List of Subsidiaries of the Company:

                                   SCHEDULE B


Jurisdictions: